Money Market Funds	Prospectus and SAI Supplement

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New York Municipal Money Fund

Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 28, 2015, as supplemented

March 29, 2016

Dear Investor:

The purpose of this supplement is to (i) announce the planned liquidation on or about June 24, 2016, of UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund (the “Liquidating Funds”), (ii) update certain information contained in the Prospectus and SAI with respect to UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (the “Migrating Funds” and together with the Liquidating Funds, the “Funds”) in response to amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, the primary rule governing money market funds, and (iii) update certain information contained in the Prospectus regarding principal risks and disclosure of portfolio holdings and market-based net asset values for the Funds. The regulatory changes referred to in the preceding sentence impact key aspects of how money market funds are structured and operate, and the disclosure changes referred to in the last part of the preceding sentence are being made to comply with new regulatory requirements that will become effective on April 14, 2016.

I. Liquidating Funds

Upon the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the Funds’ investment advisor, the Board of Directors of UBS RMA Tax-Free Fund Inc. and the Board of Trustees of UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund (collectively, the “Board”) has approved the liquidation of each Liquidating Fund pursuant to a Plan of Liquidation (each, a “Plan”). Accordingly, effective on or about June 24, 2016, shares of the Liquidating Funds will no longer be offered for purchase; all shares of each Liquidating Fund will be liquidated in accordance with the respective Plan on or about June 24, 2016 (the “Liquidation Date”).

UBS AM has recommended and the Board has approved the determination not to continue the Liquidating Funds because the Liquidating Funds will no longer be offered as cash sweep options as part of certain sweep accounts as a result of the amendments to Rule 2a-7 under the Investment Company Act of 1940.

Suspension of sales. Shares of the Liquidating Funds will no longer be available for purchase effective on or about June 23, 2016.

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Bulk exchange. On or about June 24, 2016, through bulk exchange transactions, UBS Financial Services Inc. intends to redeem its customers from the Liquidating Funds and transfer the proceeds from the redemptions to UBS RMA Government Money Market Fund (“RMA Government”), another money market fund advised by UBS AM. These transactions are expected to occur at a $1.00 net asset value per share. Accordingly, shareholders should receive shares of RMA Government having an aggregate net asset value equal to the aggregate net asset value of their shares of each Liquidating Fund. Shareholders will be separately contacted by UBS Financial Services Inc. with additional information regarding the bulk exchange transactions. Shareholders who do not want their redemption proceeds transferred into RMA Government need to notify their Financial Advisor on or before June 23, 2016, to discuss investment alternatives. Any purchase of shares of the Liquidating Funds prior to June 23, 2016 will be treated as an investor’s affirmative consent to have his or her shares redeemed and the proceeds transferred to RMA Government on the Liquidation Date. You may request a copy of RMA Government’s prospectus prior to the Liquidation Date or, alternatively, you will receive a copy of RMA Government’s prospectus before or along with confirmation that the bulk exchange transactions have been consummated on the Liquidation Date.

Liquidation of assets. On or about the Liquidation Date, the Liquidating Funds will be liquidated and any assets of the Liquidating Funds not transferred to RMA Government will be paid in cash to any shareholders remaining in the Liquidating Funds or invested in accordance with instructions previously agreed with an investor’s Financial Advisor.

On or about the Liquidation Date, each Liquidating Fund will distribute pro rata to the Liquidating Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Liquidating Fund, after paying, or setting aside the amount to pay, any liabilities.

Redemptions prior to the liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the respective Liquidating Fund and receive the net asset value thereof, as provided in the Liquidating Fund’s prospectus.

Certain tax information. If a shareholder remains invested in a Liquidating Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. As with any money market fund, each Liquidating Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that any money market fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the liquidating distributions so long as each Fund maintains a $1.00 share price. Prior to the liquidation, each Liquidating Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in a Liquidating Fund or RMA Government. While each of the Liquidating Funds had a focus on investing in tax-exempt municipal securities, RMA Government invests in taxable securities.

Given other aspects of the sweep programs offered by UBS Financial Services Inc., there may be limits on your ability to purchase additional shares of RMA Government versus other sweep options. Please review the terms of your UBS Financial Services Inc. account or speak to your Financial Advisor should you have questions about the sweep programs.

II. Migrating Funds

The Migrating Funds have been informed by the Funds’ primary dealer, UBS Financial Services Inc., that on or about June 24, 2016, UBS Financial Services Inc. will no longer offer the Migrating Funds as cash sweep options as part of its sweep program. On or about June 24, 2016, through a bulk exchange transaction, UBS Financial

Services Inc. intends to redeem its customers from the Migrating Funds and transfer the proceeds from the redemptions to RMA Government. These transactions are expected to occur at a $1.00 net asset value per share. Accordingly, shareholders should receive shares of RMA Government having an aggregate net asset value equal to the aggregate net asset value of their shares of the Migrating Funds. Shares of the Migrating Funds will no longer be available for purchase effective on or about June 23, 2016. Shareholders will be separately contacted by UBS Financial Services Inc. with additional information regarding these bulk exchange transactions. Shareholders who do not want their redemption proceeds transferred into RMA Government need to notify their Financial Advisor on or before June 23, 2016, to discuss investment alternatives. Any purchase of shares of the Migrating Funds prior to June 23, 2016, will be treated as an investor’s affirmative consent to have his or her shares redeemed and the proceeds transferred to RMA Government. You may request a copy of RMA Government’s prospectus prior to June 24, 2016, or, alternatively, you will receive a copy of RMA Government’s prospectus before or along with confirmation that the bulk exchange transactions have been consummated.

III. All Funds

The Prospectus is hereby supplemented as shown below.

Effective April 14, 2016, each section captioned “Fund summary” and sub-captioned “Principal Risks” of the Prospectus is revised by replacing all of the first paragraph of that section, except for the last sentence, with the following:

All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Effective April 14, 2016, the section captioned “Disclosure of portfolio holdings” on page 32 of the Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

Each fund will disclose on UBS AM’s Web site, within five business days after the end of each month: (1) a complete schedule of portfolio holdings and information regarding the weighted average maturity of the fund, and (2) except with respect to UBS RMA U.S. Government Portfolio, an update for the funds showing additional portfolio characteristics broken down by country, including related weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: http://www.ubs.com/usmoneymarketfundsholdings. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s Web site; UBS AM’s Web site will also contain a link to these filings, when available. The UBS AM Web site will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily (in the case of each fund other than UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund) and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share.

Effective April 14, 2016, the section captioned “Disclosure of market-based net asset values” on page 32 of the Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

On each business day, each of the funds will post its market-based net asset value per share (“market-based NAV”) for the prior business day on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings.

If you have questions regarding these matters, please contact your Financial Advisor.

UBS AM appreciated your investment in the Funds and believes the course of action explained above in Sections I and II is in the best interests of all given the regulatory changes. We encourage you to discuss investment alternatives with your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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